U.S. GLOBAL INVESTORS FUNDS

China Region Fund (the “Fund”)

Investor Class Shares

Supplement dated December 31, 2015, to the Fund’s Summary Prospectus and Prospectus dated May 1, 2015, as supplemented

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S SUMMARY PROSPECTUS AND PROSPECTUS

Effective December 31, 2015, Mr. Ralph Aldis has replaced Mr. Xian Liang as portfolio manager to the Fund. Mr. Frank Holmes also will continue to serve as a portfolio manager responsible for the day-to-day investment decisions for the Fund. Mr. Aldis has served as a portfolio manager at U.S. Global Investors, Inc. since 2001.

As a result of this change, all references to Mr. Liang in the Fund’s Summary Prospectus and Prospectus are deleted in their entirety.

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PLEASE RETAIN FOR FUTURE REFERENCE.